Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22AF

THIRTY-FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This THIRTY-FIRST AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). Upon execution by both parties, this Amendment shall be effective June 1, 2017 (“Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

WHEREAS, CSG is providing and Customer is using CSG’s Direct Solution (print and mail) services pursuant to the Agreement; and

WHEREAS, ******** ******** *********** have made changes to the ********* ** ********* (***** *** *********) that CSG uses to provide ***** ****** ******** (***** *** ****) services to Customer ********* *** ** *** ***** *** ** *** ******** ** *** *********.

NOW THEREFORE, CSG and Customer agree, in order to prevent Customer **** ****** ***** *** on *********, to ****** the ******** **** for the ****** ********* (***** *** ****) and ******* **** as provided in this amendment as follows:

1.

As of the Amendment Effective Date, Schedule F, Fees, Section III, Direct Solutions (print and mail), Subsection VII, titled “Paper and Envelopes: (Statements, Customer Letters and Past Due Notices” as previously amended by the Ninth Amendment to the Agreement (CSG document number 2504963) shall be deleted in its entirety and replaced with the following.  The remainder of the foregoing Section III Direct Solutions (print and mail) of Schedule F, Fees shall remain unchanged:

III. Direct Solutions (print and mail)

Description of Item/Unit of Measure	Frequency	Fee
VII.Paper and Envelopes: (Statements, Customer Letters and Past Due Notices (Note 19) (Note 20)
1.Paper – 8-1/2 x 11, 24#, plain white with one perforation (used for SmartColor Printing) (per page; this fee is tiered based upon ******* printed statement volume))
▪Up to ********** ******* printed statements	*******	$******
▪********** – ********** ******* printed statements	*******	$******
▪********** – ********** ******* printed statements	*******	$******
▪********** and greater ******* printed statements	*******	$******
2.Carrier Envelope – CSG standard #10 envelope, 20# paper with one poly-covered pistol window (per envelope; this fee is tiered based upon ******* printed statement volume))
▪Up to ********** ******* printed statements	*******	$******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee
▪********** – ********** ******* printed statements	*******	$******
▪********** – ********** ******* printed statements	*******	$******
▪********** and greater ******* printed statements	*******	$******
3.Remit Envelope – CSG standard #9 envelope, 20# paper with one open window (per envelope; this fee is tiered based upon ******* printed statement volume))
▪Up to ********** ******* printed statements	*******	$******
▪********** – ********** ******* printed statements	*******	$******
▪********** – ********** ******* printed statements	*******	$******
▪********** and greater ******* printed statements	*******	$******
4.Remit Envelope Credit (for remit envelopes omitted from Subscriber statements, this fee is tiered based upon ******* printed statement volume)
▪Up to ********** ******* printed statements	*******	($******)
▪********** – ********** ******* printed statements	*******	($******)
▪********** – ********** ******* printed statements	*******	($******)
▪********** and greater ******* printed statements	*******	($******)
5.Remit Envelope Credit (for remit envelopes omitted from Customer Letters or Past Due Notices)	*******	($******)
6.Other Paper and Envelopes	*** *******	*****
7.Other Miscellaneous Shipping Materials (per item, per system principle)	*** *******	*****
8.Custom Paper Set-up/Revision	*** *******	$******

Note 19: For invoicing purposes, ********* (****** ******* *** *****) as reflected in subsection VII.1 – VII.3 ***** ** ***** to both (i) Section I, AESP Statement processing, subsection A, “Processing for AESP Statement Format” fee and (ii) Section II, Customer letter processing, subsection C, Enhanced customer letters, “First physical page” processing fee.  Further, *****, as reflected in subsection VII.1. ***** ** ***** to both (i) Section I, AESP Statement processing, subsection B, “Additional physical page” and (ii) Section II, Customer letter processing, subsection B, “Additional physical page for legacy customer letters” fee.

Note 20:  For clarification purposes, ******** ** *** *********** *** ****** *** ***** *** arising from ***** ******** ** ***** ********* reflected in subsections VII.1 through VII.5, ** *** ** ***** *********** *** ****** *** ***** *** associated with the ******** ** ***** *********.  However, if Customer **** *** ********* ***** **** ***** ****** in subsections VII.1 through VII.3, Customer is *********** *** ***** *** ******* **** **** ***.  For illustrative purposes only, assume that Customer **** ** ********* ******** with a ******* ***** of $******.  Based upon the ******* set forth in the above table, *** **** ****** that ***** by $****** (*** ***** ** *** ******* *******), and Customer’s ********* ***** will be $******.  This ********* ***** will appear on the ******* and Customer will ** *********** *** *** ***** *** ***** ** *** ********** ****** ******.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Connie Keith
Name: Jeur Abeln	Name: Connie Keith
Title: Senior Vice President Procurement	Title: VP
Date: 6-16-2017	Date: 6-16-17